UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 9, 2023
(Date of earliest event reported)

BBCMS Mortgage Trust 2023-C22
(Central Index Key Number 0001994342)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Bank of Montreal
(Central Index Key Number 0000927971)
(Exact name of sponsor as specified in its charter)

Bank of America, National Association
(Central Index Key Number 0001102113)

(Exact name of sponsor as specified in its charter)

Argentic Real Estate Finance 2 LLC

(Central Index Key Number 0001968416)
(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)
(Exact name of sponsor as specified in its charter)

LMF Commercial, LLC

(Central Index Key Number 0001592182)
(Exact name of sponsor as specified in its charter)

KeyBank National Association

(Central Index Key Number 0001089877)
(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)
(Exact name of sponsor as specified in its charter)

BSPRT CMBS Finance, LLC

(Central Index Key Number 0001722518)
(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-257737-10	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 412-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01.	Entry into a Material Definitive Agreement.

On November 9, 2023, Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance of the BBCMS Mortgage Trust 2023-C22, Commercial Mortgage Pass-Through Certificates, Series 2023-C22 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of November 1, 2023 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2023-C22 (the “Issuing Entity”), a common law trust formed on November 9, 2023 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 28 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”).

The Mortgage Loan secured by the mortgaged property identified as “Skorpios Industrial” on Exhibit B to the Pooling and Servicing Agreement (the “Skorpios Industrial Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Skorpios Industrial Whole Loan”) that also includes two (2) additional pari passu promissory notes which are not assets of the Issuing Entity. The Skorpios Industrial Whole Loan is being serviced and administered pursuant to the pooling and servicing agreement, dated as of August 1, 2023 (the “BMO 2023-C6 Pooling and Servicing Agreement”), among BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Midland, as master servicer under the BMO 2023-C6, has appointed KeyBank National Association (“KeyBank”) as a subservicer with respect to the Skorpios Industrial Whole Loan, pursuant to that certain primary servicing agreement, dated as of August 1, 2023 (the “BMO 2023-C6 Primary Servicing Agreement”), by and between Midland, as master servicer, and KeyBank, as primary servicer.

The servicing terms of the BMO 2023-C6 Primary Servicing Agreement are substantially similar, but will differ in certain respects, to the servicing terms of that certain primary servicing agreement, dated as of November 1, 2023, by and between Midland, as master servicer, and KeyBank, as primary servicer, the terms of which agreement are described in the Depositor’s Prospectus dated October 20, 2023 and as filed with the Securities and Exchange Commission on October 23, 2023 under “Transaction Parties—The Primary Servicer—Summary of the KeyBank Primary Servicing Agreement”. The BMO 2023-C6 Primary Servicing Agreement is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Primary Servicing Agreement, dated as of August 1, 2023, by and between Midland Loan Services, a Division of PNC Bank, National Association and KeyBank National Association.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 22, 2023	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Daniel Vinson
		Name:	Daniel Vinson
		Title:	Chief Executive Officer